UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2012

Bank of Commerce Holdings

California	0-25135	94-2823865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 Churn Creek Road Redding, California	96002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 772-3955

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2012, the Executive Compensation Committee of Redding Bank of Commerce amended the employment agreement between Bank of Commerce and Samuel D. Jimenez to provide for two (2) year’s salary at the salary rate being paid to Executive at the time of a Change in Control. A copy of the amended agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Amended Employment Agreement Samuel D. Jimenez

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 2012	/s/ Samuel D. Jimenez
By: Samuel D. Jimenez
Executive Vice President and Chief Financial Officer